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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported) February 18, 2004
                                                          ---------------------

                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                Delaware                    000-22194            36-2815480
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            (State or Other                (Commission        (I.R.S. Employer
     Jurisdiction of Incorporation        File Number)      Identification No.)

233 South Wacker Drive, Chicago, Illinois                           60606
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)      Exhibits.
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            99.1   Transcript of SPSS Inc. Fourth Quarter 2003 Earnings Release
                   Conference Call, February 18, 2004, 9:00 a.m. (CST).


ITEM 12:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 18, 2004, SPSS Inc. held its publicly available Fourth Quarter 2003 Earnings Release Conference Call, a transcript of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The conference call discussed the SPSS fourth quarter and fiscal year 2003 year-end results and included, among other things, a discussion of the Earnings Release issued by SPSS on February 17, 2004 and filed as Exhibit 99.1 to the current report on Form 8-K of SPSS filed with the Securities and Exchange Commission
(SEC) on February 18, 2004.

         In the conference call, SPSS discusses non-GAAP financial measures such as EBITDA. A reconciliation of these non-GAAP financial measures is included in the Earnings Release filed as Exhibit 99.1 to the Form 8-K of SPSS filed with the SEC on February 18, 2004 and posted on the SPSS corporate website at www.spss.com.

         The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by SPSS under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SPSS INC.

                                                    By: /s/ Edward Hamburg
                                                       ------------------------
                                                       Edward Hamburg,
                                                       Executive Vice President,
                                                       Corporate Operations,
                                                       Chief Financial Officer
                                                       and Secretary

         Dated: February 20, 2004



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